Bitcoin Strategy ETF

Consolidated Schedule of Portfolio Investments

August 31, 2023 (Unaudited)

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 69.8%

REPURCHASE AGREEMENTS(a) - 17.9%
Repurchase Agreements with various counterparties, rates 5.15% - 5.29%, dated 8/31/2023, due 9/1/2023, total to be received $170,102,536
(Cost $170,077,603)	170,077,603	170,077,603

U.S. TREASURY OBLIGATIONS - 51.9%
U.S. Treasury Bills
5.33%, 11/9/2023 (b) (Cost $494,954,375)	500,000,000	494,938,800

TOTAL SHORT-TERM INVESTMENTS (Cost $665,031,978)		665,016,403
Total Investments - 69.8% (Cost $665,031,978)		665,016,403
Other assets less liabilities - 30.2%		287,131,198
Net Assets - 100.0%		952,147,601

(a)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Schedules of Portfolio Investments to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(b)	The rate shown was the current yield as of August 31, 2023.

Futures Contracts Purchased

Bitcoin Strategy ETF had the following open long futures contracts as of August 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
CME Bitcoin	3,997	9/29/2023	U.S. Dollar	$524,406,400	$(59,672,163)
CME Bitcoin	3,231	10/27/2023	U.S. Dollar	427,218,975	(2,363,790)
					$(62,035,953)

See accompanying notes to the financial statements.

Short Bitcoin Strategy ETF

Consolidated Schedule of Portfolio Investments

August 31, 2023 (Unaudited)

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 63.7%

REPURCHASE AGREEMENTS(a) - 5.1%
Repurchase Agreements with various counterparties, rates 5.15% - 5.29%, dated 8/31/2023, due 9/1/2023, total to be received $3,475,097
(Cost $3,474,586)	3,474,586	3,474,586

U.S. TREASURY OBLIGATIONS - 58.6%
U.S. Treasury Bills
5.33%, 11/9/2023(b) (Cost $39,596,350)	40,000,000	39,595,104

TOTAL SHORT-TERM INVESTMENTS (Cost $43,070,936)		43,069,690
Total Investments - 63.7% (Cost $43,070,936)		43,069,690
Other assets less liabilities - 36.3%		24,504,032
Net Assets - 100.0%		67,573,722

(a)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Schedules of Portfolio Investments to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(b)	The rate shown was the current yield as of August 31, 2023.

Futures Contracts Sold

Short Bitcoin Strategy ETF had the following open short futures contracts as of August 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
CME Bitcoin	513	9/29/2023	U.S. Dollar	$67,305,600	$(169,653)

See accompanying notes to the financial statements.

ProShares Trust

Notes to Schedules of portfolio investments

AUGUST 31, 2023 (UNAUDITED)

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include e-affecting repurchase transactions generally with major global financial institutions whose creditworthiness is monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements through joint account arrangements; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On August 31, 2023, the Funds had interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	Bank of America Securities, Inc., 5.28%, dated 08/31/2023 due 09/01/2023(a)	Barclays Capital, Inc., 5.15%, dated 08/31/2023 due 09/01/2023(b)	Barclays Capital, Inc., 5.28%, dated 08/31/2023 due 09/01/2023(c)	BNP Paribas Securities Corp., 5.25%, dated 08/31/2023 due 09/01/2023(d)	BNP Paribas Securities Corp., 5.28%, dated 08/31/2023 due 09/01/2023(e)	ING Financial Markets LLC, 5.29%, dated 08/31/2023 due 09/01/2023(f)	Total
Bitcoin Strategy ETF	$24,578,367	$728,248	$31,710,498	$18,206,198	$74,645,412	$20,208,880	$170,077,603
Short Bitcoin Strategy ETF	502,122	14,878	647,827	371,942	1,524,962	412,855	3,474,586
	$25,080,489	$743,126	$32,358,325	$18,578,140	$76,170,374	$20,621,735	$173,552,189

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at August 31, 2023 as follows:

(a) U.S. Treasury Bonds, 1.88% to 4%, due 11/15/2042 to 11/15/2052; U.S. Treasury Notes, 0.63% to 1.38%, due 1/15/2026 to 7/15/2033 which had an aggregate value at the Trust level of $688,500,122.

(b) U.S. Treasury Notes, 3.5%, due 2/15/2033, which had an aggregate value at the Trust level of $20,400,041.

(c) U.S. Treasury Notes, 0.63% to 3.50%, due 5/15/2025 to 2/15/2032, which had an aggregate value at the Trust level of $888,288,410.

(d)  U.S. Treasury Bills, 0%, due 10/17/2023 to 7/11/2024; U.S. Treasury Bonds, 0% to 3.38%, due 11/15/2023 to 2/15/2053; U.S. Treasury Notes, 0.13% to 4.38%, due 4/15/2025 to 1/15/2032, which had an aggregate value at the Trust level of $510,000,002.

(e)  U.S. Treasury Bonds, 0% to 6.25%, due 4/15/2028 to 2/15/2051; U.S. Treasury Notes, 0.38% to 5.61%, due 1/31/2025 to 1/15/2029; which had an aggregate value at the Trust level of $2,091,000,025.

(f) Federal Home Loan Bank, 0% to 5.36%, due 2/7/2024 to 8/8/2030; Federal Home Loan Mortgage Corp., 0% to 5%, due 10/30/2024 to 3/15/2031; Federal National Mortgage Association, 6.63%, due 11/15/2030; U.S. Treasury Bills, 0%, due 9/19/2023 to 2/22/2024; U.S. Treasury Bills, 0%, due 9/19/2023 to 1/25/2024; U.S. Treasury Bonds, 0.75% to 4.25%, due 5/15/2039 to 2/15/2052; U.S. Treasury Notes, 0.25% to 4.75%, due 8/15/2024 to 2/15/2033, which had an aggregate value at the Trust level of $566,100,577.